Exhibit 10.62

CNL Income Properties, Inc.

Schedule of Omitted Agreements

The following lease agreements have not been filed as exhibits to this Post-Effective Amendment No. Seven to the Registration Statement pursuant to Instruction 2 of Item 601 of Regulation S-K:

Asset Purchase Agreements:

1.	First Amendment to Asset Purchase Agreement dated December 8, 2006 between Marinas-Kentucky, LLC, et al. and CNL Income Partners, LP.

2.	Second Amendment to Asset Purchase Agreement dated December 22, 2006 between Marinas-Kentucky, LLC, et al. and CNL Income Partners, LP.

3.	Asset Purchase Agreement dated January 9, 2007 between Brighton Resort, LLC and CNL Income Partners, LP.

4.	Third Amendment to Asset Purchase Agreement dated March 15, 2007 between Marinas-Kentucky, LLC, et al. and CNL Income Partners, LP.

5.	Fourth Amendment to Asset Purchase Agreement dated May 31, 2007 between Marinas-Kentucky, LLC, et al. and CNL Income Partners, LP.

6.	Fifth Amendment to Asset Purchase Agreement dated December 2007 between Marinas-Kentucky, LLC, et al. and CNL Income Partners, LP.

7.	Partial Termination of Asset Purchase Agreement made and executed as of December 21, 2007 between Marinas-Kentucky, LLC, et al. and CNL Income Partners, LP.

Leases:

1.	Lease Agreement dated as of January 8, 2007 between CNL Income Brighton, LLC and Brighton Resort, LLC.
2.	Lease Agreement dated as of January 20, 2007 between CNL Income Northstar, LLC and Trimont Land Company.
3.	Lease Agreement dated as of January 20, 2007 between CNL Income Snoqualmie, LLC and Ski Lifts, Inc.
4.	Lease Agreement dated as of January 20, 2007 between CNL Income Loon Mountain, LLC and Loon Mountain Recreation Corporation.
5.	Lease Agreement dated as of January 20, 2007 between CNL Income Sierra, LLC and Sierra-at-Tahoe, Inc.
6.	Personal Property Lease Agreement dated as of January 20, 2007 between CNL Income Northstar TRS Corp. and Trimont Land Company.
7.	Personal Property Lease Agreement dated as of January 20, 2007 between CNL Income Loon Mountain TRS Corp. and Loon Mountain Recreation Corporation.
8.	Personal Property Lease Agreement dated as of January 20, 2007 between CNL Income Sierra TRS Corp. and Sierra-at-Tahoe, Inc.
9.	Personal Property Lease Agreement dated as of January 20, 2007 between CNL Income Snoqualmie TRS Corp. and Ski Lifts, Inc.
10.	Canyon Springs Golf Club, San Antonio, Texas Lease Agreement dated as of November 16, 2006 between CNL Income Canyon Springs, LLC and Assigns, and Evergreen Alliance Golf Limited, L.P.
11.	Lake Park Golf Club, Lewisville, Texas Sub-Concession Agreement dated as of November 16, 2006 between CNL Income Lake Park, LLC and Assigns, and Evergreen Alliance Golf Limited, L.P.
12.	Plantation Golf Club, Frisco, Texas Lease Agreement dated as of November 16, 2006 between CNL Income Plantation, LLC and Assigns, and Evergreen Alliance Golf Limited, L.P.
13.	Clear Creek Golf Club, Houston, Texas Lease Agreement dated as of November 16, 2006 between CNL Income Clear Creek, LLC and Assigns, and Evergreen Alliance Golf Limited, L.P.
14.	The Golf Club at Fossil Creek, Fort Worth, Texas Lease Agreement dated as of November 16, 2006 between CNL Income Fossil Creek, LLC and Assigns, and Evergreen Alliance Golf Limited, L.P.
15.	Mansfield National Golf Club, Mansfield, Texas Sublease Agreement dated as of November 16, 2006 between CNL Income Mansfield, LLC and Assigns, and Evergreen Alliance Golf Limited, L.P.

CNL Income Properties, Inc.

Schedule of Omitted Agreements

16.	The Golf Club at Cinco Ranch, Katy, Texas Lease Agreement dated as of November 16, 2006 between CNL Income Cinco Ranch, LLC and Assigns, and Evergreen Alliance Golf Limited, L.P.
17.	Operating Lease and Sublease Agreement dated as of December 22, 2006 between CNL Income Sandusky Marina, LLC and Marinas International Consolidated, L.P.
18.	Sublease Agreement dated as of December 22, 2006 between CNL Income Pier 121 Marina, LLC and Marinas International Consolidated, L.P.
19.	Sublease Agreement dated as of December 22, 2006 between CNL Income Burnside Marina, LLC and Marinas International Consolidated, L.P.
20.	Operating Lease and Sublease Agreement dated as of December 22, 2006 between CNL Income Lakefront Marina, LLC and Marinas International Consolidated, L.P.
21.	Sublease Agreement dated as of December 22, 2006 between CNL Income Beaver Creek Marina, LLC and Marinas International Consolidated, L.P.
22.	Mesa Del Sol Golf Club, Yuma, Arizona Lease Agreement dated as of December 22, 2006 between CNL Income Mesa Del Sol, LLC and Evergreen Alliance Golf Limited, L.P.
23.	Royal Meadows Golf Club, Kansas City, Missouri Lease Agreement dated as of December 22, 2006 between CNL Income Royal Meadows, LLC and Evergreen Alliance Golf Limited, L.P.
24.	Painted Hills Golf Club, Kansas City, Missouri Lease Agreement dated as of December 22, 2006 between CNL Income Painted Hills, LLC and Evergreen Alliance Golf Limited, L.P.
25.	Fox Meadow Country Club, Medina, Ohio Lease Agreement dated as of December 22, 2006 between CNL Income Fox Meadow, LLC and Evergreen Alliance Golf Limited, L.P.
26.	Weymouth Country Club, Medina, Ohio Lease Agreement dated as of December 22, 2006 between CNL Income Weymouth, LLC and Evergreen Alliance Golf Limited, L.P.
27.	Signature of Solon Country Club, Solon, Ohio Lease Agreement dated as of December 22, 2006 between CNL Income Signature of Solon, LLC and Evergreen Alliance Golf Limited, L.P.
28.	LakeRidge Country Club, Lubbock, Texas Lease Agreement dated as of December 22, 2006 between CNL Income LakeRidge, LLC and Evergreen Alliance Golf Limited, L.P.
29.	Darien Lake Lease Agreement dated as of April 5, 2007 between CNL Income Darien Lake, LLC, Landlord, and PARC Darien Lake, LLC, Tenant.
30.	Elitch Gardens Lease Agreement dated as of April 5, 2007 between CNL Income Elitch Gardens, LLC, Landlord, and PARC Elitch Gardens, LLC, Tenant.
31.	Frontier City Lease Agreement dated as of April 5, 2007 between CNL Income Frontier City, LLC, Landlord, and PARC Frontier City, LLC, Tenant.
32.	Splashtown Lease Agreement dated as of April 5, 2007 between CNL Income Splashtown, LLC, Landlord, and PARC Splashtown, LLC, Tenant.
33.	White Water Bay Lease Agreement dated as of April 5, 2007 between CNL Income White Water Bay, LLC, Landlord, and PARC White Water Bay, LLC, Tenant.

CNL Income Properties, Inc.

Schedule of Omitted Agreements

34.	WaterWorld Lease Agreement dated as of April 5, 2007 by and between CNL Income WaterWorld, LLC, Landlord, and PARC WaterWorld, LLC, Tenant.

35.	Lease Agreement dated as of June 8, 2007 between CNL Income Manasquan Marina, LLC and Marinas International Consolidated, L.P.

36.	Lease Agreement dated as of June 8, 2007 between CNL Income Crystal Point Marina, LLC and Marinas International Consolidated, L.P.

37.	Ancala Country Club, Scottsdale, Arizona Lease Agreement dated as of November 30, 2007 between CNL Income EAGL Southwest Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

38.	Arrowhead Golf Club, Littleton, Colorado Lease Agreement dated as of November 30, 2007 between CNL Income EAGL West Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

39.	Deer Creek Golf Club, Overland Park, Kansas Lease Agreement dated as of November 30, 2007 between CNL Income EAGL West Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

40.	Eagle Brook Country Club, Geneva, Illinois Lease Agreement dated as of November 30, 2007 between CNL Income EAGL North Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

41.	Hunt Valley Golf Club, Phoenix, Maryland Lease Agreement dated as of November 30, 2007 between CNL Income EAGL Mideast Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

42.	Legend at Arrowhead, Glendale, Arizona Lease Agreement dated as of November 30, 2007 between CNL Income EAGL Southwest Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

43.	Majestic Oaks Golf Club, Ham Lake, Minnesota Lease Agreement dated as of November 30, 2007 between CNL Income EAGL North Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

44.	Mission Hills Country Club, Northbrook, Illinois Lease Agreement dated as of November 30, 2007 between CNL Income EAGL North Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

45.	Painted Desert Golf Club, Las Vegas, Nevada Lease Agreement dated as of November 30, 2007 between CNL Income EAGL West Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

46.	Ruffled Feathers Golf Club, Lemont, Illinois Lease Agreement dated as of November 30, 2007 between CNL Income EAGL North Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

47.	Stonecreek Golf Club, Phoenix, Arizona Lease Agreement dated as of November 30, 2007 between CNL Income EAGL Southwest Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

48.	Tallgrass Country Club, Wichita, Kansas Lease Agreement dated as of November 30, 2007 between CNL Income EAGL Midwest Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

49.	Tatum Ranch Golf Club, Cave Creek, Arizona Lease Agreement dated as of November 30, 2007 between CNL Income EAGL Southwest Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

50.	Arrowhead Country Club, Glendale, Arizona, Lease Agreement dated as of November 30, 2007 between CNL Income EAGL Southwest Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

51.	Continental Golf Course, Scottsdale, Arizona Lease Agreement dated as of November 30, 2007 between CNL Income EAGL Southwest Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

52.	Desert Lakes Golf Course, Bullhead City, Arizona Lease Agreement dated as of November 30, 2007 between CNL Income EAGL Southwest Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

53.	Foothills Country Club, Phoenix, Arizona Lease Agreement dated as of November 30, 2007 between CNL Income EAGL Southwest Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

54.	Kokopelli Golf Club, Gilbert, Arizona Lease Agreement dated as of November 30, 2007 between CNL Income EAGL Southwest Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

55.	London Bridge Golf Club, Lake Havasu, Arizona Lease Agreement dated as of November 30, 2007 between CNL Income EAGL Southwest Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

56.	Meadowbrook Golf & Country Club, Tulsa, Oklahoma Lease Agreement dated as of November 30, 2007 between CNL Income EAGL Midwest Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

57.	Superstition Springs Golf Club, Mesa, Arizona Lease Agreement dated as of November 30, 2007 between CNL Income EAGL Southwest Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

58.	Tamarack Country Club Naperville, Illinois Lease Agreement dated as of November 30, 2007 between CNL Income EAGL North Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

59.	Micke Grove Golf Course, Lodi, California, Sub-Sublease Agreement dated as of December 19, 2007 between CNL Income EAGL Leasehold Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

60.	The Norman K. Probstein Coummunity Golf Courses and Youth Learning Center in Forest Park, St. Louis, Missouri Sublease Agreement dated as of December 19, 2007 between CNL Income EAGL Leasehold Golf, LLC, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

61.	Cowboys Golf Club, Grapevine, Texas Sub-Sublease Agreement dated as of January, 2008 between Grapevine Golf Club, L.P. and assigns, as Landlord, and Evergreen Alliance Golf Limited, L.P., as Tenant.

Loan Agreements/Mortgages:

1.	Loan Agreement dated November 14, 2006, by CNL Income Palmetto, LLC, et al., Borrower and Sun Life Assurance Company of Canada, Lender.
2.	Amended And Restated Loan Agreement dated November 30, 2006, by CNL Income Palmetto, LLC, et al., Borrower and Sun Life Assurance Company of Canada, Lender.
3.	Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated November 30, 2006 between CNL Income Talega, LLC and First American Title Insurance Company and Sun Life Assurance Company of Canada.
4.	Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated November 30, 2006 between CNL Income Valencia, LLC and First American Title Insurance Company and Sun Life Assurance Company of Canada.
5.	Multi-State Mortgage and Security Agreement dated November 30, 2006 between CNL Income Weston Hills, LLC and Sun Life Assurance Company of Canada.
6.	Mortgage and Security Agreement dated November 14, 2006 between CNL Income Palmetto, LLC and Sun Life Assurance Company of Canada
7.	Mortgage and Security Agreement dated November 14, 2006 between CNL Income Bear Creek, LLC and Sun Life Assurance Company of Canada
8.	Deed of Trust, Security Agreement and Fixture Filing dated November 14, 2006 between CNL Income South Mountain, LLC and First American Title Insurance Company and Sun Life Assurance Company of Canada.
9.	Deed of Trust, Security Agreement and Financing Statement dated February 9, 2007 between CNL Income Plantation, LLC and Sun Life Assurance Company of Canada.
10.	Deed of Trust, Security Agreement and Financing Statement dated February 9, 2007 between CNL Income Mansfield, LLC and Sun Life Assurance Company of Canada.
11.	Deed of Trust, Security Agreement and Financing Statement dated February 9, 2007 between CNL Income Fossil Creek, LLC and Sun Life Assurance Company of Canada.
12.	Deed of Trust, Security Agreement and Financing Statement dated February 9, 2007 between CNL Income Cinco Ranch, LLC and Sun Life Assurance Company of Canada.
13.	Third Amended and Restated Loan Agreement dated June 8, 2007 between CNL Income Palmetto, LLC, et al., Borrower and Sun Life Assurance Company of Canada, Lender.
14.	Open-End Mortgage and Security Agreement dated June 8, 2007 between CNL Income Fox Meadow, LLC and Sun Life Assurance Company of Canada.
15.	Deed of Trust, Security Agreement and Fixture Filing dated June 8, 2007 between CNL Income Mesa Del Sol, LLC and Sun Life Assurance Company of Canada.
16.	Mortgage and Security Agreement dated June 8, 2007 between CNL Income Painted Hills, LLC and Sun Life Assurance Company of Canada.
17.	Open-End Mortgage and Security Agreement dated June 8, 2007 between CNL Income Signature of Solon, LLC and Sun Life Assurance Company of Canada.
18.	Deed of Trust and Security Agreement dated June 8, 2007 between CNL Income Royal Meadows, LLC and Sun Life Assurance Company of Canada.
19.	Deed of Trust, Security Agreement and Financing Statement dated June 8, 2007 between CNL Income Lakeridge, LLC and Sun Life Assurance Company of Canada.
20.	Leasehold Deed of Trust, Security Agreement and Financing Statement dated June 8, 2007 between Grapevine Golf Club, L.P. and Sun Life Assurance Company of Canada.
21.	Open-End Mortgage and Security Agreement dated June 8, 2007 between CNL Income Weymouth, LLC and Sun Life Assurance Company of Canada.

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